SECURITIES PURCHASE AGREEMENT

                  THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between STRATEGIC SOLUTIONS GROUP, INC. (formerly known as Pacific Animated Imaging Corp.), a Delaware corporation, with headquarters located at 326 First St., Annapolis, MD 21403 (the "Company"), and the undersigned (the "Buyer").

                               W I T N E S S E T H:

                  WHEREAS,   the  Company  and  the  Buyer  are   executing  and
delivering this Agreement in reliance upon the exemption from securities registration afforded under Regulation D as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 6% Convertible Subordinated
Debentures (the "Debentures"), of the Company, which will be convertible into shares of Common Stock, $0.0001 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.       AGREEMENT TO PURCHASE; PURCHASE PRICE.

                  a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to purchase from the Company the Debentures of the Company in the principal amount of $1,600,000 and having the terms and conditions and being in the form attached hereto as Annex I (the "Debentures") The purchase price for the Debentures shall be $1,600,000 and shall be payable in United States Dollars.

                  (ii)  As  used  herein,   the  term  "Securities"   means  the
Debentures, the Warrants and the Common Stock issuable upon conversion of the Debentures or as interest on the Debentures or upon exercise of the Warrants.

                  b. Form of Payment. The Buyer shall pay the purchase price for the Debentures by delivering immediately available funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") as set forth below. Promptly following payment by the

Buyer to the Escrow Agent of the purchase price of the Debentures, the Company shall deliver the Debentures duly executed on behalf of the Company to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  c. Method of Payment. Payment into escrow of the purchase price for the Debentures shall be made by wire transfer of funds to:

                           Bank of New York
                           350 Fifth Avenue
                           New York, New York 10001

                           ABA# 021000018
                           For credit to the account of Krieger & Prager, Esqs. Account No.: 637-1657450

Not later than 3:00 p.m., New York time, on the Closing Date, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Debentures, in immediately available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement and seek any other remedy available to Company at law or equity.

                  d. Escrow Property. The purchase price and the Debentures delivered to the Escrow Agent as contemplated by Sections 1(b) and
(c) hereof are referred to as the "Escrow Property."

                  2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as defined below), the Buyer is purchasing the Debentures and will be acquiring the shares of Common Stock issuable upon conversion of the Debentures or as interest thereon (the "Converted Shares") and the Warrant Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

                  b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

                  c. All subsequent offers and sales of the Debentures and Common Stock representing the Converted Shares or Warrant Shares (such Common Stock sometimes referred to as the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

                  d. The Buyer understands that the Debentures are being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures and to receive an offer of the Shares.

                  e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer, including Annex III hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10- K for the fiscal year ended December 31, 1996 (the "Form 10-K"), (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997 and June 30, 1997, (3) Proxy Materials regarding the 1997 Annual Meeting of Stockholders, and (4) Forms S-8 referred to in Exhibit 23 of the Form 10-K (the "Company's SEC Documents").

                  f. The Buyer understands that its investment in the Securities involves a high degree of risk.

                  g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

                  h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  i. Neither the Buyer nor any affiliate of Buyer has any present intention of entering into any put option, short position, or other similar position with respect to the Debentures or the Shares.

                  j. Notwithstanding the provisions hereof or of the Debentures, in no event (except with respect to an Event of Mandatory Conversion upon the maturity of the Debentures) shall the holder be entitled to convert any Debentures to the extent after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") except as otherwise provided in clause (1) of such proviso.

                  k. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands, and has the requisite power to own its properties and to carry on its business as now being conducted.

                  l. This Agreement and the Registration Rights Agreement attached hereto as Annex IV (the "Registration Rights Agreement") and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer; this Agreement and the Registration Rights Agreement, when executed and delivered by the Buyer, will be valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

                  m. The execution and delivery of this Agreement and the Registration Rights Agreement by the Buyer, and the consummation by the Buyer of the transactions contemplated by this Agreement and the Registration Rights Agreement, do not and will not conflict with or result in a breach by the Buyer of any of the terms or provisions of, or constitute a default under (i) the Memorandum of Association or Articles of Association of the Buyer, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Buyer is a party or by which it or any of its properties or assets are bound, (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, regulatory body, administrative agency, or other governmental body having jurisdiction over the Buyer or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

                  n. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Buyer is required to be obtained by the Buyer for the purchase of the Securities from the Company as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

                  3.       COMPANY REPRESENTATIONS, ETC.

                  The Company represents and warrants to the Buyer that:

                  a.       Concerning the Shares.   There are no preemptive
rights of any stockholder of the Company to acquire the Debentures or the Shares.

                  b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the NASDAQ/SmallCap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

                  c. Authorized Shares. The Company has authorized 5,000,000 shares and issued and outstanding 1,768,739 shares and has reserved for various stock plans, warrants, and earn-outs 556,982 shares. The Company has sufficient remaining authorized, unissued and unreserved shares as may be reasonably necessary as of the Closing Date to effect the conversion of the Debentures or to issue the Warrant Shares. The Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures or upon the exercise of the Warrants, will, in the absence of fraud, be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

                  d. Securities Purchase Agreement; Registration Rights Agreement. This Agreement and the Registration Rights Agreement, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company; this Agreement and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

                  e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement and the Registration Rights Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

                  f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or that may be needed to increase the authorized shares of Company.

                  g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Since August 1, 1996, the Company has timely filed all requisite forms, reports and exhibits thereto with the SEC.

                  h. Absence of Certain Changes. Since June 30, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, except as disclosed in Annex III or in the Company's SEC Documents.

                  i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally, and other than facts disclosed in Annex III or in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, properties or assets of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or the other agreements and instruments contemplated hereby (collectively, including this Agreement, the "Transaction Agreements").

                  j. Absence of Litigation. Except as set forth in Annex III hereto, and in the Company's SEC Documents, which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements

                  k. Absence of Events of Default. Except as set forth in Annex III hereto, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

                  l. No Default. Except as set forth in Annex III hereto, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

                  m. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities. There are presently no convertible securities outstanding.

                  n. Dilution. The number of Shares issuable upon conversion of the Debentures may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion. The Company's executive officers and directors have studied and fully understand the nature of other securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. Absent a material breach of Buyer's representations, warranties and/or covenants herein contained, the Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures to the extent of the authorized, unissued and unreserved shares of Company Common Stock is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

                  4.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                  b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective registration statement ("Registration Statement"), the Shares issued to the Buyer upon conversion of the Debentures shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Debentures and such Shares):

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement in substantially the form attached hereto as Annex IV, on or before the Closing Date (as defined below).

                  d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debentures to the Buyer under any United States federal, state and local laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

                  e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all action under its control to continue the listing and trading of its Common Stock on The NASDAQ Stock Market and will comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. or The NASDAQ Stock Market.

                  f. Use of Proceeds. The Company will use the proceeds from the sale of the Debentures (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Debentures) for internal working capital purposes, for acquisitions, joint ventures and strategic alliances and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person except as provided above.

                  g. Certain Agreements. (i) The Company covenants and agrees that it will not, without the prior written consent of the Buyer, which consent shall not be unreasonably withheld, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party until the expiration of sixty (60) days after the date that the registration statement required to be filed under the Registration Rights Agreement shall have become effective.

                  (ii) The provisions of  subparagraph  (g)(i) will not apply to
(w) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition or acquisition of a business, product or license by the Company, strategic alliance, bank loan or other credit facility agreement, (x) the exercise of options, or (y) the exchange of capital stock of the Company for assets, stock or other joint venture interests. Any issuance of securities under this subsection is subject to the condition that registration rights, if any, in connection with such issuance shall not require the filing of a registration statement covering Common Stock prior to the expiration of sixty (60) days after the date that the registration statement required to be filed under the Registration Rights Agreement shall have become effective.

                  h. Available Shares. Subject to the number of shares currently authorized, issued and reserved as set forth below, the Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock reasonably necessary to yield the number of shares of Common Stock issuable (i) at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures and (ii) upon exercises as may be required to satisfy the exercise rights of the Buyer pursuant to and the terms and conditions of the Warrants. Buyer acknowledges, based upon representations made by the Company, that the Company has 5,000,000 shares of Common Stock authorized, 1,768,739 shares of Common Stock issued and outstanding and 556,982 shares of Common Stock reserved for issuance under various stock plans and earn out arrangements. Buyer further acknowledges that Company cannot provide for additional authorized shares without the approval of the holders of a majority of the shares of the Company's outstanding Common Stock.

                  i. Warrants. The Company agrees to issue to the Buyer on the Closing Date transferable, divisible warrants with cashless exercise rights (the "Warrants") for the purchase of 40,000 shares of Common Stock. Such Warrants shall bear an exercise price per share of Common Stock equal to 110% of the average closing bid price of the Common Stock for the five (5) trading days ending on the day prior to the Closing Date, shall be exercisable immediately and thereafter for a period of five (5) years from the date of issuance, and shall be in the form annexed hereto as Annex V, together with registration rights as provided in the Registration Rights Agreement.

                  j. Spin Off. The Company will not consummate a Spin Off (as such term is defined in the form of Debenture attached hereto as Annex I) if it appears immediately prior to consummation of the Spin Off that the Spin Off would cause the Company to be delisted from the NASDAQ SmallCap Market.

                  5.       TRANSFER AGENT INSTRUCTIONS.

                  a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Debentures in accordance with Section 1(b) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures or upon exercise of the Warrant in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debentures. The Company covenants and agrees that no instruction other than instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with this Agreement and all agreements attached hereto and with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration for resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock (without legend, if appropriate) in such name and in such denominations as specified by the Buyer.

                  b. (i) The Company will permit the Buyer to exercise its right to convert the Debentures by telecopying an executed and completed Notice of Conversion to the Company ("Notice of Conversion") and delivering within three
(3) business days thereafter, the original Notice of Conversion and the Debentures representing the Shares to the Company by express courier, with a copy to the transfer agent.

                           (ii)  The term "Conversion Date" means, with respect
to any conversion
elected by the holder of the Debentures, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is faxed (or delivered by other means) to the Company before 11:59 PM, New York time, on such specified date. The Conversion Date for the mandatory conversion at maturity shall be the Maturity Date of the Debenture (as defined in the Debenture).

                           (iii) The  Company  will  transmit  the  certificates
representing the Shares
issuable upon conversion of any Debentures (together with the Debentures not being so converted) to the Buyer via express courier, by electronic transfer or otherwise, within three (3) business days after acknowledgment by the chief financial officer of the Company or by Ernest Palmarella, Esquire, the Company's counsel, of the Company's receipt of the original Notice of Conversion and the Debentures being converted (the "Delivery Date"). The chief financial officer or Mr. Palmarella shall acknowledge by telephone the Company's receipt of the Notice of Conversion and Debentures within one day of (i) the Company having received such documents and (ii) the chief financial officer and Mr. Palmarella having been informed either personally, by telephone, via voice mail, or by telecopy of the delivery of such documents.

                  c. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon conversion (for any reason whatsoever) in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the Delivery Date:
                                              Late Payment For Each
                                              $10,000 of Debenture
  No. Business Days Late                      Principal Amount Being Converted

           1                                       $100
           2                                       $200
           3                                       $300
           4                                       $400
           5                                       $500
           6                                       $600
           7                                       $700
           8                                       $800
           9                                       $900
           10                                      $1,000
           >10                                     $1,000 +$200 for each
                                                   Business Day Late beyond 10
                                                   days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

                  d. If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of the Debentures and after such Delivery Date, the holder of the Debentures being converted (a "Converting Holder") purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Company shall pay to the Converting Holder, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Converting Holder in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

                  f. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

                  6.       DELIVERY INSTRUCTIONS.

                  The Debentures shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof, on a delivery against payment basis, on the Closing Date.

                  7.       CLOSING DATE.

                  The date and time of the issuance and sale of theDebentures (the "Closing Date") shall be as mutually agreed upon by the Company and the Buyer. The closing of the purchase and issuance of Debentures shall occur on the Closing Date at the offices of the Escrow Agent.

 Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Property only upon satisfaction of the conditions set forth in Sections 8 and 9 hereof.

                  8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

                  a. The receipt and acceptance by the Company of this Agreement (such acceptance to be evidenced by the Company's execution and delivery of this Agreement) for the sale of One Million Six Hundred Thousand ($1,600,000.00) Dollars in Debentures (or such lesser amount as the Company, in its sole discretion, shall determine);

                  b. Delivery by the Buyer to the Escrow Agent of immediately available funds as payment in full of an amount equal to the purchase price for the Debentures in accordance with Section 1(c) hereof;

                  c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such Closing Date, and the performance by the Buyer on or before such Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date; and

                  d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                  9.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                  The  Company   understands  that  the  Buyer's  obligation  to
purchase the Debentures on the Closing Date is conditioned upon:

                  a. The receipt and acceptance by the Buyer of this Agreement (to be evidenced by the Buyer's execution and delivery of this Agreement) for the purchase of the Debentures;

                  b. Delivery by the Company to the Escrow Agent of the Debentures in accordance with this Agreement;

                  c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such Closing Date, and the performance by the Company on or before such Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

                  d. On the Closing Date, the Buyer shall have received (i) an opinion of counsel for the Company, dated the relevant Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex VI attached hereto, and (ii) the Registration Rights Agreement duly executed and delivered by the Company.

                  10.      GOVERNING LAW:  MISCELLANEOUS.

                  a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  b. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  c. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

                  d. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  e. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                   f. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                  g.  This  Agreement   supersedes  all  prior   agreements  and
understandings among the parties hereto with respect to the subject matter hereof.

                  h. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

                  11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

                  (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

                  (ii) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

                  (iii) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:                   STRATEGIC SOLUTIONS GROUP, INC.
                           326 First St.
                           Annapolis, MD 21403
                           ATTN: John Cadigan
                           Telecopier No.: (410) 280-6013
                           Telephone No.: (410) 263-7761

                           with a copy to:

                           Palmarella & Sweeney, P.C.
                           993 Old Eagle School Road
                           Suite 415
                           Wayne, PA 19087
                           Attention: Ernest D. Palmarella, Esquire

                           and to:

                           Dyer Ellis & Joseph
                           600 New Hampshire Avenue N.W.
                           Watergate Suite 1000
                           Washington D.C. 20037
                           Attention:  Michael Joseph

BUYER: At the address set forth on the signature page of this Agreement.

ESCROW AGENT:              Krieger & Prager, Esqs.
                           319 Fifth Avenue
                           New York, New York 10016
                           Telecopier No. (212) 213-2077

                  12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Debentures and the Purchase Price, and shall inure to the benefit of the Buyer and its successors and assigns.

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                                                        17

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AGGREGATE INITIAL PURCHASE PRICE OF SUCH DEBENTURES:                 $1,600,000

                             SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 22nd day of October, 1997.


Address                                     Printed Name of Subscriber

                                            By: _______________________________
Telecopier No. ________________                 (Signature of Authorized Person)
                                                -------------------------------
                             Printed Name and Title
Jurisdiction of Incorporation
or Organization

 As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

STRATEGIC SOLUTIONS GROUP, INC.

By:

Title:   ________________________________

Date:  ________________________________

         ANNEX I                    FORM OF DEBENTURE

         ANNEX II                   JOINT ESCROW INSTRUCTIONS

         ANNEX III                  COMPANY DISCLOSURE MATERIALS

         ANNEX IV                   REGISTRATION RIGHTS AGREEMENT

         ANNEX V                    FORM OF WARRANT

         ANNEX VI                   OPINION OF COUNSEL